EXHIBIT 99.1

CONSULTING AGREEMENT

THIS CONSULTING AGREEMENT (the “Agreement”) is entered into this 5th day of January 2007 by World Energy Solutions, Inc., a Delaware corporation with offices at 446 Main Street, Worcester, MA 01608 (the “Company”), and Patrick Bischoff (the “Consultant”).

WHEREAS, the Company desires to retain the services of the Consultant and the Consultant desires to perform certain services for the Company; and

WHEREAS, the Consultant is in the business of providing such services and has agreed to provide such services pursuant to the terms and conditions set forth in this Agreement;

NOW, THEREFORE in consideration of the mutual covenants and promises contained herein and other good and valuable consideration, the receipt and sufficiency which are hereby acknowledged by the parties hereto, the parties agree as follows:

1.  Services To Be Performed. Unless sooner terminated in accordance with Section 4 below, commencing on January 2, 2007 (the “Effective Date”) and until April 1, 2007 (the “Consultation Period”), the Consultant agrees to perform such services as may be reasonably requested by the Company from time to time, including, without limitation, the services set forth on Exhibit A. Such services are collectively referred to herein as the “Services”. The Consultant agrees to use its best efforts in the performance of the Services and agrees to cooperate with the Company’s personnel, not to interfere with the conduct of the Company’s business and to observe all rules, regulations and security requirements of the Company.

2.  Consultant. It is the express intention of the parties to this Agreement that the Consultant is an independent contractor and not an employee, agent, joint venturer or partner of the Company for any purposes whatsoever. The Consultant shall not be entitled to any benefits that the Company may make available to employees from time to time. The Consultant shall be solely responsible for all state and federal income taxes, unemployment insurance and social security taxes and for maintaining adequate workers’ compensation insurance coverage for himself.

(a)
Performance of Services. The Consultant shall have the right to control and determine the time, place, methods, manner and means of performing the Services. In performing the Services, the amount of time devoted by the Consultant on any given day will be entirely within the Consultant’s control, and the Company will rely on the Consultant to put in the necessary number of hours as are necessary to fulfill the requirements of the Agreement.

(b)
Final Results. In the performance of the Services, the Consultant has the authority to control and direct the performance of the details of the Services, the Company being interested only in the results obtained. However, the Services contemplated by this Agreement must meet the Company’s standards and approval and shall be subject to the Company’s general right of inspection and supervision to secure their satisfactory completion.

(c)
Non-Exclusivity. The Consultant retains the right to contract with other companies or entities for its consulting services without restriction. Likewise, the Company retains a reciprocal right to contract with other companies and/or individuals for consulting services without restriction.

(d)
Scope of Authority. The Consultant is not authorized to assume or create any obligation or responsibility, express or implied, on behalf of, or in the name of, the Company or to bind the Company in any manner. The Consultant shall not use the Company's trade names, trademarks, service names or servicemarks without the prior approval of the Company. The Consultant is not authorized to transact business, incur obligations, sell goods, receive payments, solicit orders or assign or create any obligation of any kind, express or implied, on behalf of the Company or any of the Company's related or affiliated entities, or to bind in any way whatsoever, or to make any promise, warranty or representation on behalf of the Company or any of the Company's related or affiliated entities with respect to any matter, except as expressly authorized in this Agreement or in another writing signed by an authorized representative of the Company.

(e)
Evidence of Federal Tax Return Filing. The Consultant agrees to furnish to the Company, by no later than May 15 of the year after the calendar year in which compensation is paid, evidence that the income received from the Company for independent contractor duties was reported consistent with the reporting requirements of an independent contractor. The Company shall file Form 1099 to report the compensation paid to the Consultant.

3.  Consulting Fees and Reimbursement of Expenses. The Consultant shall submit to the Company monthly statements, in a form satisfactory to the Company, of Services performed for the Company in the applicable time period. The Company shall pay to the Consultant a maximum monthly consulting fee of eighteen thousand dollars ($18,000). Payment for any partial month shall be prorated. Consultant shall provide a monthly statement of work performed in the prior month within 10 days of the end of each month. The statement shall contain the Consultant’s social security number or employer identification number, address, and a brief description of the Services performed. The Company shall reimburse the Consultant for all reasonable travel and other out-of-pocket expenses incurred by the Consultant in rendering Services under this Agreement. In addition, the Consultant shall be entitled to receive an additional payment in accordance with the provisions of Exhibit B upon satisfaction of the criteria set forth in such Exhibit.

4.  Termination. The Company may, without prejudice to any right or remedy it may have due to any failure of the Consultant to perform its obligations under this Agreement, terminate the Consultation Period with 30-days written notice to the Consultant. In the event of termination, the Consultant shall be entitled to payment for Services performed and expenses paid or incurred prior to the effective date of termination. Such payments shall constitute full settlement of any and all claims of the Consultant of every description against the Company. Notwithstanding the foregoing, the Company may terminate the Consultation Period, effective immediately upon receipt of written notice, if the Consultant breaches any provision of this Agreement or threatens to breach any provision of Section 5 or 6 below.

5.  Non-Competition and Non-Solicitation. During the Consultation Period and for twelve (12) months immediately thereafter, the Consultant shall not engage in any business or enterprise (whether as owner, partner, officer, director, employee, consultant, investor, lender or otherwise, except as the holder of not more than 1% of the outstanding stock of a publicly-held company) that is competitive with the Company’s business. During the Consultation Period and for twelve (12) months immediately thereafter, the Consultant shall not, alone or in association with others (i) solicit, or permit any organization directly or indirectly controlled by the Consultant to solicit, any employee of the Company to leave the employ of the Company, or (ii) solicit for employment, hire or engage as an independent contractor, or permit any organization directly or indirectly controlled by the Consultant to solicit for employment, hire or engage as an independent contractor, any employee or consultant of the Company to leave the employ of, or terminate engagement with, the Company. The Consultant acknowledges that any breach of the provisions of this Section 5 shall result in serious and irreparable injury to the Company for which the Company cannot be adequately compensated by monetary damages alone. The Consultant agrees, therefore, that, in addition to any other remedy it may have, the Company shall be entitled to enforce the specific performance of this Agreement by the Consultant and to seek both temporary and permanent injunctive relief (to the extent permitted by law) without the necessity of proving actual damages.

6.  Inventions and Proprietary Information

(a)  Inventions. All inventions, discoveries, data, technology, innovations and improvements (“Inventions”) which are made, conceived, reduced to practice, created, written, designed or developed by the Consultant, solely or jointly with others and whether during normal business hours or otherwise, (i) during the Consultation Period if related to the business of the Company or (ii) after the Consultation Period if resulting or directly derived from Proprietary Information (as defined below), shall be the sole property of the Company. The Consultant hereby assigns to the Company all Inventions and any and all related patents, copyrights, trademarks, trade names, and other intellectual property rights and applications therefor, in the United States and elsewhere and appoints any officer of the Company as its duly authorized attorney to execute, file, prosecute and protect the same before any government agency, court or authority. Upon the request of the Company and at the Company’s expense, the Consultant shall execute such further assignments, documents and other instruments as may be necessary or desirable to fully and completely assign all Inventions to the Company and to assist the Company in applying for, obtaining and enforcing patents or copyrights or other rights in the United States and in any foreign country with respect to any Invention. The Consultant also hereby waives all claims to moral rights in any Inventions. The Consultant shall promptly disclose to the Company all Inventions and will maintain adequate and current written records to document the conception and/or first actual reduction to practice of any Invention. Such written records shall be available to and remain the sole property of the Company at all times.

(b)  Proprietary Information. The Consultant acknowledges that its relationship with the Company is one of high trust and confidence and that in the course of its service to the Company it will have access to and contact with Proprietary Information. The Consultant agrees that it will not, during the Consultation Period or at any time thereafter, disclose to others, or use for its benefit or the benefit of others, any Proprietary Information. For purposes of this Agreement, Proprietary Information shall mean, by way of illustration and not limitation, all information (whether or not patentable and whether or not copyrightable) owned, possessed or used by the Company, including, without limitation, any Invention, formula, vendor information, customer information, apparatus, equipment, trade secret, process, research, report, technical data, know-how, computer program, software, software documentation, hardware design, technology, marketing or business plan, forecast, unpublished financial statement, budget, license, price, cost and employee list that is communicated to, learned of, developed or otherwise acquired by the Consultant in the course of its service as a consultant to the Company.

7.  Other Agreements. The Consultant hereby represents that, except as the Consultant has disclosed in writing to the Company, the Consultant is not bound by the terms of any agreement with any third party to refrain from using or disclosing any trade secret or confidential or proprietary information in the course of its consultancy with the Company, to refrain from competing, directly or indirectly, with the business of such third party or to refrain from soliciting employees, customers or suppliers of such third party. The Consultant further represents that its performance of all the terms of this Agreement and the performance of its duties as a consultant of the Company do not and will not breach any agreement with any third party to which the Consultant is a party (including without limitation any nondisclosure or non-competition agreement), and that the Consultant will not disclose to the Company or induce the Company to use any confidential or proprietary information or material belonging to any previous employer or others.

8.  Return of Company Property. Upon termination or expiration of this Agreement or at any other time upon request by the Company, the Consultant shall promptly deliver to the Company all records, files, memoranda, notes, designs, data, reports, price lists, customer lists, drawings, plans, computer programs, software, software documentation, sketches, laboratory and research notebooks and other documents (and all copies or reproductions of such materials) in its possession, custody or control relating in any way to the business or prospective business of the Company.

9.  Indemnification. The Consultant shall be solely liable for, and shall indemnify and hold harmless the Company and its successors and assigns from any claims, suits, judgments or causes of action initiated by any third party against the Company where such claim, suit, judgment or cause of action results from or arises out of the work performed by the Consultant under this Agreement. The Consultant shall further indemnify, defend and hold harmless the Company and its successors and assigns from and against any and all loss or damage resulting from any misrepresentation, or any non-fulfillment of any representation, responsibility, covenant or agreement on its part, as well as any and all acts, suits, proceedings, demands, assessments, penalties, judgments of or against Company relating to or arising out of the activities of the Consultant and the Consultant shall pay reasonable attorneys’ fees, costs and expenses.

10.  Cooperation. The Consultant shall use its best efforts in the performance of its obligations under this Agreement. The Company shall provide such access to its information and property as may be reasonably required in order to permit the Consultant to perform its obligations hereunder. The Consultant shall cooperate with the Company’s personnel, shall not interfere with the conduct of the Company’s business and shall observe all rules, regulations and security requirements of the Company concerning the safety of persons and property.

11.  Non-Assignability of Contract. This Agreement is personal to the Consultant and it shall not have the right to assign any of its rights or delegate any of its duties without the express written consent of the Company ; provided, that in the event that the Consultant establishes a partnership, corporation or other entity, one purpose of which is to provide the Services, the Consultant may assign this Agreement to such partnership, corporation or other business entity with the advance written consent of the Company. Any purported assignment or delegation, whether express or implied or by operation of law, without the advance written consent of the Company shall be void and shall constitute a breach of, and a default under, this Agreement by the Consultant.

12.  Notices. All notices required or permitted under this Agreement shall be in writing and shall be deemed effective upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail, postage prepaid, addressed to the other party at the address shown above, or at such other address or addresses as either party shall designate to the other in accordance with this section.

13.  Complete Agreement. This Agreement contains the entire understanding between the parties and supersedes, replaces and takes precedence over any prior understanding or oral or written agreement between the parties respecting the subject matter of this Agreement. There are no representations, agreements, arrangements, nor understandings, oral or written, between the parties relating to the subject matter of this Agreement that are not fully expressed herein.

14.  Severability. In the event any provision of this Agreement shall be held invalid, the same shall not invalidate or otherwise affect in any respect any other term or terms of this Agreement, which term or terms shall remain in full force and effect.

15.  Non-Waiver. No delay or omission by the Company in exercising any right under this Agreement shall operate as a waiver of that or any other right. A waiver or consent given by the Company on any one occasion shall be effective only in that instance and shall not be construed as a bar or waiver of any right on any other occasion.

16.  Amendment. This Agreement may be amended or modified only by a written instrument executed by both the Company and the Consultant.

17.  Counterparts. This Agreement may be executed in two (2) signed counterparts, each of which shall constitute an original, but all of which taken together shall constitute one and the same instrument.

18.  Interpretation. Whenever the context may require, any pronouns used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular forms of nouns and pronouns shall include the plural, and vice versa. The captions of the sections of this Agreement are for convenience of reference only and in no way define, limit or affect the scope or substance of any section of this Agreement.

19.  Governing Law; Jurisdiction. This Agreement shall be governed by and construed in accordance with the internal laws of the Commonwealth of Massachusetts without giving effect to any choice or conflict of law provision or rule (whether of the Commonwealth of

Massachusetts or any other jurisdiction) that would cause the application of laws of any jurisdictions other than those of the Commonwealth of Massachusetts.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year set forth above.

WORLD ENERGY SOLUTIONS, INC. By: /s/ James Parslow Name: James Parslow Title: Chief Financial Officer /s/ Patrick Bischoff Patrick Bischoff

Exhibit A

Services

1.
The Consultant agrees to prepare and deliver to the Company (a) twenty-four (24)-month strategic acquisition plan target identification matrix for the Company and (b) a methodology for valuing acquisition candidates for the Company, each in form and substance reasonably acceptable to the Company.

2.
The Consultant agrees to Introduce (as defined below) third parties to the Company with respect to a potential (a) transaction relating to the acquisition of such third party by the Company, (b) transaction relating to the acquisition of the Company by such third party, (c) merger involving the Company and such third party, (d) joint venture involving the Company and such third party in which the Company would own at least 33% of the entity established in such joint venture, and (e) investment by the Company in such third party, such that the Company would own at least 15% of such third party following such investment (each, a “Strategic Transaction”).

3.	The Consultant agrees to Introduce channel partners to the Company.

As used herein, “Introduce” means setting up a meeting between an officer of the Company and an officer or principal of such third party.

In connection with the provision of the Services referred to in Sections 2 and 3 of this Exhibit A, the following procedures shall apply:

•	The Consultant shall provide the Company with the name of a party that it intends to contact in connection with the provision of the Services prior to contacting such party; and

•
Following receipt of a name, the Company shall, in its sole discretion, either (a) agree that the Consultant may contact such party or (b) determine that the Consultant may not contact such party, in which case the Consultant shall not contact such party in connection with the provision of the Services.

Any party that the Company agrees that the Consultant may contact in connection with the provision of the Services is referred to herein as an “Approved Party.”

Exhibit B

Additional Consulting Fee

The Company shall pay to the Consultant a fee of $20,000 (an “Additional Fee”) as follows:

1. In the event that the Company closes a Strategic Transaction during the Consultation Period or within 6 months thereafter with an Approved Party that was Introduced to the Company by the Consultant, in which the Aggregate Purchase Price (as defined below) paid in such Strategic Transaction is equal to or greater than $500,000, the Company shall pay to the Consultant an Additional Fee with respect to such Strategic Transaction. Aggregate Purchase Price means the value of any cash consideration paid in such Strategic Transaction and the fair market value of any securities issued in such Strategic Transaction, determined at and as of the closing of such Strategic Transaction.

2. In the event that (a) the Consultant Introduces a channel partner to the Company and such channel partner is an Approved Party, (b) during the Consultation Period or within 6 months thereafter, the Company enters into an agreement with such Approved Party and (c) within the first twelve (12) months of the effective date of the agreement with the Approved Party 250,000,000 kWH will have been transacted through the Company’s exchange which are attributed to such Approved Party by the Company, the Company shall pay to the Consultant an Additional Fee with respect to such transaction.

Notwithstanding the foregoing, Consultant shall not eligible to receive more than one Additional Fee with respect to the same Approved Party. For purposes of clarity, in the event that Consultant earns an Additional Fee from meeting the criteria set forth in Item 2 above with respect to an Approved Party and the Company subsequently closes a Strategic Transaction with that Approved Party as set forth in Item 1 above, Consultant will not be eligible to receive an Additional Fee from that subsequent transaction.